Execution Copy

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT dated as of the 24th day of July, 2017 (the “Effective Date”).

A M O N G :

BRIACELL THERAPEUTICS CORP., a corporation existing under the laws of the State of Delaware

(hereinafter called the “Acquiror”)

OF THE FIRST PART

- and -

BRIACELL THERAPEUTICS CORP., a corporation existing under the laws of the Province of British Columbia

(hereinafter called “BriaCell”)

OF THE SECOND PART

- and -

SAPIENTIA PHARMACEUTICALS, INC., a corporation existing under the laws of the State of Delaware

(hereinafter called “Sapientia”)

OF THE THIRD PART

- and -

THE INDIVIDUALS SET OUT IN EXHIBIT “A” HERETO

(hereinafter collectively called the “Sapientia Shareholders”)

OF THE FOURTH PART

RECITALS

A.	BriaCell is a publicly traded biotechnology company listed on the TSX Venture Exchange (“Exchange”).

B.	The Acquiror is a wholly-owned subsidiary of BriaCell.

C.	Sapientia is a privately held biotechnology company organized under the laws of the State of Delaware.

D.	The Sapientia Shareholders are collectively the legal and beneficial owners of all of the issued and outstanding common shares in the capital of Sapientia (the “Sapientia Shares”).

E.	The boards of directors of the Acquiror, BriaCell and Sapientia have determined that it is in the best interests of their respective corporations and their respective shareholders that the corporations effect the transactions contemplated by this Agreement subject to and on the terms and conditions set forth herein.

F.	The Shareholders desire to sell the Sapientia Shares and the Acquiror desires to acquire such Sapientia Shares in consideration for the issuance to the Sapientia Shareholders pro rata an aggregate of 2,500,000 common shares in the capital of BriaCell (the “BriaCell Payment Shares”), all as more particularly described herein and upon the terms and conditions hereinafter set forth.

G.	BriaCell and Sapientia intend that the transfer of the Sapientia Shares and BriaCell Payment Shares be accomplished on a tax-free basis pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Agreement and in all amendments hereto the following words, whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, shall have the following meanings:

“Affiliates” shall include the spouses, parents, children and other members of the families of the Shareholders and any Person controlled by the Shareholders or any one or more of them.

“Agreement” shall mean this Share Exchange Agreement as amended from time to time.

“Claims, Proceedings or Restrictions” shall mean any claims, legal, administrative or other proceedings, suits, investigations, complaints, notices of violation or similar process, judgments, injunctions, orders, decrees or directives against, relating to or directly or indirectly affecting (a) Sapientia, its assets, business or its ability to acquire property or conduct business in any area, or (b) the officers or directors, agents, employees or consultants of Sapientia, which as to all matters described in (a) or (b) above if determined adversely to any of the above (or if adopted in the case of proposed governmental restriction), might individually or in the aggregate, either materially adversely affect the condition (financial or otherwise), operations, business or prospects of Sapientia, or challenge the validity or propriety of the transactions contemplated by the Agreement, or the ability of the parties to consummate such transactions in accordance with the terms of the Agreement.

“Closing Date” shall mean the date on which the Closing occurs.

“BriaCell Shares” means common shares in the capital of BriaCell.

“Intellectual Property” shall mean all patents, trademarks, copyrights, industrial designs, software, trade secrets, know-how, concepts, information and other intellectual and industrial property.

“Financial Statements” shall mean Sapientia’s financial statements including balance sheet as at December 31, 2016 and the related statements of income, retained earnings and changes in financial position for the period then ended.

“License Agreement” means the License Agreement dated March 16, 2017 by and between Sapientia Pharmaceuticals, Inc. and Faller & Williams Technology LLC.

“material” or “materially”, as used in connection with events, contingencies, claims or other matters (or a series of related such matters) expressly relating in the Agreement to any particular asset of Sapientia or the business of Sapientia as the case may be, shall include such matters as a reasonably prudent investor would consider important (either, individually, or when considering the collective effect of all such matters) in deciding whether to purchase such assets, the Sapientia Shares, or the business of Sapientia on the terms provided herein.

“Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, limited liability company, corporation, institution, public benefit corporation, entity or government (whether federal, provincial, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Purchase Price” shall mean the aggregate consideration to be paid to the Sapientia Shareholders pursuant to Section 2.1 (a).

“Securities Laws” means the securities legislation having application, the regulations and rules thereunder and all administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted by the applicable securities regulatory authority, all as amended.

“Taxes” means all taxes and other governmental charges of any kind whatsoever including without limitation, all federal, state, municipal or other governmental imposed income tax, capital tax, capital gains tax, transfer tax, value-added tax, sales tax, social services, health, payroll and employment taxes, duty, customs, or import duties and any penalty charges or interest in respect of the forgoing.

ARTICLE 2

PURCHASE AND SALE

2.1	Purchase and Sale

(a)	Subject to the terms and conditions of this Agreement, each of the Sapientia Shareholders agrees to sell all of their ownership interest in and to the Sapientia Shares, as described in Schedule 2.1(a), to BriaCell free and clear of all encumbrances and the Acquiror agrees to purchase all of the Sapientia Shares.

(b)	As consideration for the Sapientia Shares, BriaCell shall issue pro rata to the Sapientia Shareholders an aggregate of 2,500,000 BriaCell Payment Shares at the Market Price (as such term is defined in the Exchange Corporate Financial Manual) of the BriaCell Shares on the Closing Date. The BriaCell Payment Shares will be issued to the Sapientia Shareholders on a pro rata basis based on the number of Sapientia Shares owned by each Sapientia Shareholder immediately prior to Closing (as defined herein).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES RELATING TO SAPIENTIA

Sapientia represents and warrants as of the date of this Agreement and again as of the date of Closing Date to BriaCell as follows:

3.1	Organization, Power and Qualification

Sapientia is a corporation duly incorporated, organized and validly subsisting under the laws of the State of Delaware, and has all requisite corporate power and authority to own or hold under lease its properties and assets and to carry on its business as now conducted. Sapientia is duly qualified to do business and is in good standing in every jurisdiction in which a failure to so qualify could have a Material adverse effect upon its properties, assets, financial conditions, results of operation or business prospects. True and complete copies of the Articles of Incorporation, as amended to date, and the by- laws, as amended to date, of Sapientia have been furnished to BriaCell. Sapientia has taken all actions required by law, its Articles of Incorporation, or otherwise, to authorize the execution and delivery of this Agreement. Sapientia has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, and otherwise, to consummate the transactions herein contemplated.

3.2	Capitalization

The authorized capitalization of Sapientia consists of an unlimited number of common stock of which 4,106,653 shares are currently issued and outstanding and 57,000 common stock options with an exercise price of USD$0.01 which will be converted into common stock on the Closing Date. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of preemptive or other rights of any person. All of the currently issued and outstanding stock in the capital of Sapientia are duly authorized, validly issued and outstanding, as fully paid and non- assessable and have not been issued in violation of any shareholder rights under applicable law, or of the certificate or articles of incorporation or by-laws or the terms of any agreement to which Sapientia is a party or by which Sapientia is bound. Sapientia has no outstanding subscriptions, options, warrants, rights or other agreements granting to any person, firm or corporation any interest in or right to acquire from the Corporation at any time, or upon the happening of any stated event, any shares in the capital of the Corporation, or any interest therein

3.3	Subsidiary Corporations

Sapientia does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other corporations

3.4	No Violation

Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or result in a cancellation of, or constitute a default under, or create (or cause the acceleration of the maturity of) any debt, obligation or liability affecting, or result in the creation or imposition of any security interest, lien, or other encumbrance upon any of the assets owned or used by, or any of the capital stock of, Sapientia under:

(a)	any term or provision of the certificate or articles of incorporation or by-laws of Sapientia;

(b)	any contract, agreement, indenture, lease or other commitment to which Sapientia or the Sapientia Shareholders is or are party or by which Sapientia or the Sapientia Shareholders is or are bound;

(c)	any judgment, decree, order, regulation or rule of any court or governmental authority; or

(d)	any statute or law.

No consent of, or notice to, any federal, state, or local authority, or any private person or entity, is required to be obtained or given by the Sapientia Shareholders or Sapientia in connection with the execution, delivery or performance of this Agreement or any other agreement or document to be executed, delivered or performed hereunder by the Sapientia Shareholders or Sapientia.

3.5	Financial Statements

The Financial Statements (i) have been prepared in accordance with US GAAP and fairly present the financial condition, assets and liabilities (whether accrued, absolute, contingent or otherwise) of Sapientia as of the respective dates thereof and the results of operations and changes in financial position of Sapientia for the periods covered thereby; (ii) Sapientia has no liabilities with respect to the payment of any federal, state, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable; and (iii) Sapientia has filed all federal, state or local income and/or franchise tax returns required to be filed by it from inception to the date hereof and each of such income tax returns reflects the taxes due for the period covered thereby.

3.6	Absence of Certain Changes

Since the date of the Financial Statements, there has not been any Material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities, results of operation or business prospects of Sapientia.

3.7	Liabilities and Obligations

Other than the liabilities and obligations of Sapientia owning to or in favour of Faller & Williams Technology LLC pursuant to the License Agreement, Sapientia will not at Closing have any liabilities or obligations (direct or indirect, contingent or absolute, matured or unmatured) of any nature whatsoever, whether arising out of contract, tort, statute or otherwise, other than the liabilities and obligations.

3.8	Title to and Condition of Assets

Sapientia has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the Financial Statements (except properties, inventory, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent, (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. Sapientia owns, free and clear of any liens, claims, encumbrances or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all intellectual property, procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Sapientia’s business. No third party has any right to, and Sapientia has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would Materially affect the business, operations, financial condition, income, or business prospects of Sapientia or any material portion of its properties, assets, or rights.

3.9	Contracts

(a)	Except as disclosed in Schedule 3.9, there are no contracts, agreements, franchises, license agreements, debt instruments or other commitments to which Sapientia is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business which (i) will remain in effect for more than six (6) months after the date of this Agreement, and (ii) involves aggregate obligations of at least twenty-five thousand dollars ($25,000);

(b)	Sapientia is not a party to or bound by, and the properties of Sapientia are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or financial condition of Sapientia;

(c)	Except as included or described in Schedule 3.9 or reflected in the Financial Statements, Sapientia is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days, or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which Sapientia is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $25,000 in the aggregate; (v) agreement with any present or former officer or director of Sapientia; and

(d)	and all such contracts are now in good standing and in full force and effect without amendments thereto and is entitled to all benefits thereunder.

3.10	No Default, Violation or Litigation

Sapientia is not in violation of any law, regulation or order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality including, without limitation, laws, regulations, orders, restrictions and compliance schedules applicable to environmental standards and controls, wages and hours, human rights and occupational health and safety. There are no lawsuits, proceedings, claims or governmental investigations pending or, to the knowledge of the Sapientia Shareholders, threatened against, or involving, Sapientia or against its property or business. There is no basis known to the Sapientia Shareholders for any such action which could have a material adverse effect upon the properties, assets, liabilities, financial condition, results of operations or business prospects of Sapientia or its right to conduct its business as presently conducted. There are no judgments, consents, decrees, injunctions, or any other judicial or administrative mandates outstanding against Sapientia.

3.11	Employment, Labour and Other Relations

Sapientia is not a party to or is otherwise bound by any contract, agreement or collective bargaining agreement with any labour union or organization.

3.12	Employee Benefits

Sapientia does not have, and never has had, any pension, retirement, savings, disability, medical, dental, health, life (including any individual life insurance policy to which Sapientia makes premium payments, whether or not Sapientia is the owner, beneficiary or both of such policy), death benefit, group insurance, profit sharing, deferred compensation, stock option, bonus, incentive, vacation pay, severance pay, or other employee benefit plan, trust, arrangement, contract, agreement, policy or commitment.

3.13	Patents, etc.

(a)	Sapientia is the sole owner of all rights, title and interest in the Intellectual Property and owns, possesses or has licenses or similar rights to utilize all other patents, trademarks, trade names, service marks, franchises, and technology necessary for the conduct of its business as presently conducted without any infringement of or conflict with the rights of others. All such patents, trademarks, trade names, service marks and franchises, or applications therefore, are disclosed in Schedule 3.13 and all licenses therefore are disclosed in Schedule 3.13, and Sapientia’s interests therein are similarly disclosed.

(b)	There have never been, and are not currently, any disputes of any kind regarding the Intellectual Property, including, without limitation, any disputes regarding infringement, validity or ownership of the intellectual property rights relating to the Intellectual Property.

(c)	No person has made any claim or allegation that any of the Intellectual Property or rights relating thereto do not belong to Sapientia or that use of the Intellectual Property in any way violate their intellectual property rights, and Sapientia is not aware of any claim or potential claim or allegation of this nature or that may impact the ability of BriaCell or its permitted assigns to use the Intellectual Property.

(d)	Sapientia has the uninterrupted use of the Intellectual Property and to the practice of the methods and inventions as provided for by Sapientia.

3.14	Approvals

Sapientia possesses or has applied for all material governmental and other permits, licenses, consents, certificates, orders, authorizations and approvals (the “Approvals”) to own or hold under lease and operate its property and assets and to carry on its business as now conducted. Neither the Sapientia Shareholders nor Sapientia has received any notice of proceedings relating to the revocation or modification of any such Approvals which, singly or in the aggregate, if the subject of an unfavourable ruling or finding, could materially adversely affect the properties, assets, financial condition, results of operation or business prospects of Sapientia.

3.15	Transactions with Affiliates

Sapientia is not indebted to and has no liabilities or obligations for any amounts or obligations owing to or in favour of the Sapientia Shareholders or any of their Affiliates.

3.16	Corporate Records

All of the minute books and stock record books of Sapientia have been made available to BriaCell and its agents for inspection, are accurate and correct in all material respects, and contain all of the corporate minutes and stock records of Sapientia from inception to the date hereof. Such minutes and records for the period from this date to the Closing Date will be made available to BriaCell on or before Closing. All accounts, books, ledgers, financial and other records of whatsoever kind of Sapientia have been fully, properly and accurately maintained in all material respects and all transactions of Sapientia that are reflected therein are truly and accurately reflected in all material respects.

3.17	Confidential Information and Employee Intentions

To the best knowledge of the Sapientia Shareholders and Sapientia:

(a)	each present employee, officer, director, agent or consultant of Sapientia possessing confidential know-how regarding the business or assets Sapientia has maintained the confidentiality of said know-how and has not and is not known to intend to use any such know-how of Sapientia in a competitive business; and

(b)	no key employee intends to establish or join a business competitive thereto.

3.18	Other Material Adverse Information

Except as expressly set forth in this Agreement and the Schedules or in the Financial Statements, Sapientia has no knowledge of any facts which will or may reasonably be expected to have any Material adverse effect on the value of the business or goodwill of Sapientia, or upon its prospects or earning power.

3.19	Disclosure

No representation or warranty of Sapientia made hereunder or in the Schedules or in any certificate, statement or other document delivered by or on behalf of Sapientia contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. Copies of all documents referred to herein or in the Schedules have been delivered or made available to BriaCell, are true, correct and complete copies thereof, and include all amendments, supplements or modifications thereto or waivers thereunder.

ARTICLE 4

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SAPIENTIA

SHAREHOLDERS

The Sapientia Shareholders severally and not jointly nor jointly and severally, represent and warrant to BriaCell as follows:

4.1	Authorization

The Sapientia Shareholders have full power and authority to execute and deliver this Agreement and all other agreements and documents to be executed and delivered by the Sapientia Shareholders pursuant hereto, and to consummate the transactions contemplated hereby and thereby. This Agreement and all other agreements and documents to be executed and delivered by the Sapientia Shareholders pursuant hereto, constitute the valid and binding agreements of the Sapientia Shareholders, enforceable in accordance with their respective terms.

4.2	No Violation

Neither the execution and delivery of this Agreement by the Sapientia Shareholders, nor of any other agreement or document to be executed and delivered by the Sapientia Shareholders pursuant hereto, nor the consummation by the Sapientia Shareholders of the transactions contemplated hereby or thereby will constitute a violation of, or be in conflict with, or result in a cancellation of or constitute a default under, or create (or cause the acceleration of the maturity of) any debt, obligation or liability affecting the Sapientia Shares owned by the Sapientia Shareholders pursuant to, or result in the creation or imposition of any security interest, lien, or other encumbrance upon the Sapientia Shares owned by the Sapientia Shareholders under:

(a)	any contract, agreement, lease or other commitment to which any Sapientia Shareholder is a party or by which any Sapientia Shareholder is bound;

(b)	any judgment, decree, order, regulation or rule of any court or governmental authority; or

(c)	any statute or law.

4.3	Share Ownership

Each Sapientia Shareholder is the lawful owner of record and beneficially of the number of Sapientia Shares set forth opposite its or his name in Schedule 2.1(a) hereto, free and clear of all mortgages, liens, pledges, charges, security interests, encumbrances or other third party interests of any nature whatsoever, including, without limitation, subscriptions, options, warrants, rights or other agreements granting to any person, firm or corporation any interest in or right to acquire from any Sapientia Shareholder at any time, or upon the happening of any stated event, any shares (or interests therein) of the Sapientia Shares owned by any Sapientia Shareholder.

4.4	Securities Law Representations

Each of the Sapientia Shareholder hereby acknowledges and agrees with BriaCell that:

(a)	they are acquiring the BriaCell Payment Shares for their own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities as contemplated by the provisions of Section 2(11) of the Securities Act of 1933 (“US Securities Act”);

(b)	they are each an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the US Securities Act;

(c)	they understand (i) the BriaCell Payment Shares have not been and will not be registered under the US Securities Act or the securities laws of any state of the United States; and (ii) the sale contemplated hereby is being made in reliance on an exemption from such registration requirements;

(d)	the issuance of the BriaCell Payment Shares in exchange therefor will be made pursuant to appropriate from the formal takeover bid and registration and prospectus (or equivalent) exemptions of Canadian Securities Laws;

(e)	the certificates representing the BriaCell Payment Shares will bear such legends as required by Securities Laws and the policies of the Exchange and it is the responsibility of the Sapientia Shareholder to find out what those restrictions are and to comply with them before selling the BriaCell Payment Shares; and

(f)	they are knowledgeable of, or has been independently advised as to, the applicable laws of that jurisdiction which apply to the sale of the Sapientia Shares and the issuance of the BriaCell Payment Shares and which may impose restrictions on the resale of such BriaCell Payment Shares in that jurisdiction and it is the responsibility of the Sapientia Shareholder to find out what those resale restrictions are, and to comply with them before selling the BriaCell Payment Shares.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF BRIACELL AND THE ACQUIROR

BriaCell and the Acquiror each jointly represent and warrant to Sapientia and the Shareholders as follows:

5.1	Organization and Good Standing

(a)	BriaCell is a corporation duly organized, validly existing and in good standing under the laws of its province of incorporation, and has all requisite corporate power and authority to own or hold under lease its properties and assets and to carry on its business as now conducted. BriaCell is duly qualified to do business and is in good standing in every jurisdiction in which a failure to so qualify could have a material adverse effect upon its properties, assets, financial condition, results of operation or business prospects.

(b)	The Acquiror is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all requisite corporate power and authority to own or hold under lease its properties and assets and to carry on its business as now conducted. It is the intention of the parties that Sapientia, following the Closing Date, continue to qualify for scientific research and development grants in the United States.

5.2	Authorization

Each of BriaCell and the Acquiror have all requisite power and authority to execute and deliver this Agreement and all other agreements and documents to be executed and delivered by BriaCell and the Acquiror pursuant hereto and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and all other agreements and documents to be executed and delivered by BriaCell and the Acquiror pursuant hereto, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on BriaCell’s and the Acquiror’s part and this Agreement and all other agreements and documents to be executed and delivered by each of BriaCell and the Acquiror pursuant hereto constitute the valid and binding agreements of BriaCell and the Acquiror enforceable against each of BriaCell and the Acquiror in accordance with their respective terms (subject, as to the enforcement of remedies, to general principles of equity and to bankruptcy, insolvency and similar laws affecting creditors’ rights generally). Other than the acceptance of the Exchange, no consent of, or notice to, any federal, state or local authority, or any other person or entity is required to be obtained or made by BriaCell in connection with the execution, delivery and performance of this Agreement and the other agreements and documents to be executed, delivered and performed by BriaCell pursuant hereto.

5.3	No Violation

Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will constitute a violation of, or be in conflict with, or result in a cancellation of, or constitute a default under, or create (or cause the acceleration of the maturity of) any debt, obligation or liability affecting, or result in the creation or imposition of any security interest, lien, or other encumbrance upon any of the assets owned or used by, or any of the capital stock of, BriaCell or the Acquiror under:

(a)	any term or provision of the certificate of incorporation or by-laws (or other organic document) of BriaCell or the Acquiror;

(b)	any contract, agreement, indenture, lease or other commitment to which BriaCell or the Acquiror are party or by which or the Acquiror are bound;

(c)	any judgment, decree, order, regulation or rule of any court or governmental authority; or

(d)	any statute or law.

5.4	Reporting Issuer Status; Listing

BriaCell is a “reporting issuer” under securities legislation in force in each of the provinces of British Columbia and Alberta is not in default in any material respect of any requirement under such legislation. The BriaCell Shares are listed for trading on the Exchange.

5.5	Public Record

All information and statements filed by or on behalf of BriaCell with applicable securities regulatory authorities were true, correct and complete in all material respects and did not contain any misrepresentation as of the date of such information or statements, and BriaCell has not filed any confidential material change reports still maintained on a confidential basis under applicable securities Laws.

5.6	Share Capital

(a)	The authorized capital of BriaCell consists of an unlimited number of BriaCell Shares, of which 105,867,560 BriaCell Shares are issued and outstanding, all of such BriaCell Shares have been duly authorized and validly issued and are outstanding as fully-paid and non-assessable shares. The outstanding options, warrants and other convertible securities or rights capable of becoming an equity interest in BriaCell are accurately disclosed in the public record. The BriaCell Payment Shares be issued to the Sapientia Shareholders in accordance with the terms hereof shall be fully paid, non-assessable shares in the capital of BriaCell.

(b)	The authorized capital of the Acquiror consists of an unlimited number of common stock of which 10,000 shares are currently issued and outstanding, all of such shares of the Acquiror have been duly authorized and validly issued and are outstanding as fully-paid and non-assessable shares in the capital of the Acquiror. BriaCell is the sole registered and beneficial holder of all of the shares in the capital of the Acquiror.

5.7	No Significant Acquisition

The transactions contemplated by this Agreement does not constitute a “Significant Acquisition” (as such term is defined in National Instrument 51-102 – Continuous Disclosure Obligations) by BriaCell.

5.8	MI 61-101 Exemptions

To the extent that the transactions contemplated by this Agreement constitute a “related-party transaction” (as such term is defined in Policy 5.9 of the Corporate Finance Manual and under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”)), one or more exemptions are available from the minority approval and formal valuation requirements prescribed by MI 61-101.

ARTICLE 6

COVENANTS OF SAPIENTIA

Sapientia covenants and agrees with BriaCell that from the date hereof until the Closing or other termination of this Agreement, without the prior written consent of BriaCell:

6.1	Operations

Except as otherwise expressly permitted by the terms hereof or as otherwise agreed to in writing by BriaCell:

(a)	Sapientia shall operate and conduct its business and operate its assets in the normal course of business and in substantial compliance with all applicable laws, rules and regulations;

(b)	Sapientia shall maintain and preserve its rights in the Intellectual Property;

(c)	Sapientia shall not create any liability, debt or obligation other than in furtherance of this transaction;

(d)	Sapientia shall not amend any of its constating documents or by-laws; and

(e)	Sapientia shall not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of its business, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or (except as expressly contemplated by this Agreement) which would cause any of the representations, warranties or covenants of Sapientia contained herein to be or become untrue.

6.2	Additional Information

Sapientia will make available to BriaCell and its authorized agents and accountants for inspection, at reasonable times and under reasonable circumstances, assets, business and financial records, management reports, all tax returns and working papers of Sapientia, files and memoranda of their public accountants and outside legal counsel and relevant materials relating its assets or business for the purpose of making such accounting review, legal and audit investigation or examination deemed desirable by BriaCell.

6.3	Publicity

None of Sapientia, the Sapientia Shareholders or any employee, agent, attorney, officer or public accountant of any Sapientia Shareholder or BriaCell shall issue any oral or written publicity regarding this transaction without prior consultation with and approval of BriaCell.

ARTICLE 7

CONDITIONS TO CLOSING

7.1	Mutual Conditions

The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the condition that no suit, action or other proceeding or investigation shall to the knowledge of any party hereto be threatened or pending before or by any governmental agency or by any third party questioning the legality of this Agreement or the consummation of the transactions contemplated hereby in whole or in part.

7.2	Conditions to the BriaCell’s and the Acquiror’s Obligations

The obligations of BriaCell and the Acquiror to consummate the transactions contemplated by this Agreement shall be subject to the fulfilment at or prior to the closing (the “Closing”) of each of the following conditions:

(a)	All representations and warranties made by Sapientia or the Sapientia Shareholders contained in this Agreement, in the Schedules or any other written statement, certificate or other instrument furnished to BriaCell by or on behalf of the Sapientia Shareholders and Sapientia pursuant to this Agreement, shall be true and correct on the date hereof and as of the Closing Date as though such representations and warranties were made as of the Closing Date, and Sapientia and the Sapientia Shareholders shall have duly performed or complied with all of the obligations to be performed or complied with by it or him under the terms of this Agreement on or prior to Closing.

(b)	The Sapientia Shareholders and Sapientia shall have complied with and performed all agreements, covenants and conditions in this Agreement required to be performed and complied with by them on or before the Closing Date, and that all requisite action (corporate and other) in order to consummate this Agreement shall have been properly taken by the Sapientia Shareholders and Sapientia.

(c)	No material adverse change shall have occurred in the condition (financial or otherwise) of Sapientia, its assets or its business considered as a whole.

(d)	All material authorizations, consents, waivers, Approvals or other action required in connection with the execution, delivery and performance of this Agreement by the Sapientia Shareholders and the consummation by the Sapientia Shareholders of the transactions contemplated hereby shall have been obtained, and Sapientia or the Sapientia Shareholders shall have obtained any authorizations, consents, waivers, approvals or other action required in connection with the execution, delivery and performance of this Agreement to prevent a material breach or default by Sapientia or the Sapientia Shareholders under any contract to which Sapientia or the Sapientia Shareholders is or are a party or for the continuation of any agreement to which Sapientia is a party and which relates and is material to the business of Sapientia.

(e)	The Sapientia Shareholders shall have delivered to BriaCell all instruments of assignment, transfer and conveyance of the Sapientia Shares, including, without limitation, properly executed stock powers (assignments separate from certificate) and such other closing documents as shall have been reasonably requested by BriaCell, all in form and substance reasonably acceptable to Sapientia’s counsel.

(f)	On the Closing, provided such persons meet all necessary legal and regulatory requirements and are willing and able to act in the positions shown below, the directors and officers of Sapientia shall consist of the following persons:

(i)	Dr. William Williams (Chief Executive Officer and director);

(ii)	Martin Schmieg (Chief Financial Officer and director); and

(iii)	James Hoffman (Chief Operating Officer).

Sapientia shall take all necessary steps to obtain resignations of existing directors and officers in order for these appointments to be effective on Closing.

(g)	At the Closing, Sapientia shall deliver resignations of those directors and officers of Sapientia who are either not continuing with Sapientia or are continuing in a different capacity or role, such resignations to include waivers in respect of any liabilities of Sapientia to them in a form acceptable to BriaCell, acting reasonably.

(h)	BriaCell shall have received evidence, satisfactory to BriaCell and its counsel, that any unanimous shareholders agreement (if any exist) or similar agreement has been terminated on or prior to Closing or, in the alternative, that no unanimous shareholders agreement exists.

(i)	BriaCell shall have satisfactorily completed its due diligence review and audit of Sapientia’s books and records and operations.

(j)	Subject to the terms and conditions set forth herein, the parties hereto acknowledge and agree that Sapientia shall be required: (i) to deliver the Financial Statements to BriaCell as promptly as reasonably practicable, but in any event no later than 15 days after the Closing Date; (ii) notify Faller & Williams Technology LLC of the Closing Date as soon as practicable following the date thereof and in any event within 30 days after the Closing Date (collectively, the “Post-Closing Obligations”). The Post- Closing Obligations shall be deemed incorporated by reference herein as fully as if set forth herein in their entirely. All conditions precedent, representations and covenants contained in this Agreement shall be deemed modified to the extent necessary to effect the foregoing.

7.3	Conditions to the Sapientia and Sapientia Shareholders’ Obligations

The obligations of the Sapientia Shareholders and Sapientia to consummate the transactions contemplated by this Agreement shall be subject to the fulfilment at or prior to the Closing of each of the following conditions:

(a)	The representations and warranties of BriaCell and the Acquiror contained in this Agreement shall be true and correct on the date hereof and as of the Closing Date as though such representations and warranties were made as of the Closing Date, and each of BriaCell and the Acquiror shall have duly performed or complied with all of the obligations to be performed or complied with by it under the terms of this Agreement on or prior to Closing.

(b)	All material authorizations, consents, waivers, approvals or other action required in connection with the execution, delivery and performance of this Agreement by each of BriaCell and the Acquiror, and the consummation by BriaCell of the transactions contemplated hereby, shall have been obtained including the approval of the Exchange.

(c)	BriaCell shall have complied with and performed all agreements, covenants and conditions in this Agreement required to be performed and complied with by it on or before the Closing Date, and that all requisite action (corporate and other) in order to consummate this Agreement shall have been properly taken by BriaCell.

(d)	No material adverse change shall have occurred in the condition (financial or otherwise) of BriaCell, its assets or its business.

ARTICLE 8

TERMINATION

8.1	Termination of Agreement

This Agreement and the transactions contemplated hereby may be terminated at any time prior to Closing, as follows:

(a)	By mutual consent of the parties hereto.

(b)	By BriaCell on the one hand or by Sapientia on the other hand by reason of the breach by the other in any material respect of any of its or their representations, warranties, covenants or agreements contained in this Agreement which is not cured within five days from the date of written notice of such breach.

(c)	By BriaCell on the one hand or by the Sapientia Shareholders on the other hand if the conditions precedent to their respective obligations contained in Sections 7.2 or 7.3 hereof have not been met in all material respects by April 30, 2017 or such later date as may be agreed in writing by BriaCell and Sapientia (on its own behalf and on behalf of the Sapientia Shareholders).

(d)	By BriaCell on the one hand or by the Sapientia Shareholders on the other hand if any of the conditions described in Section 7.1 shall not have been fulfilled by April 30, 2017 or such later date as may be agreed in writing by BriaCell and Sapientia (on its own behalf and on behalf of the Sapientia Shareholders).

(e)	In the event of termination of this Agreement by reason of the breach by any party, then the non-offending party shall have full recourse for any and all loss, costs, damages or liability suffered or incurred by them as a result of the breach by April 30, 2017 or such later date as may be agreed in writing by BriaCell and Sapientia (on its own behalf and on behalf of the Sapientia Shareholders).

ARTICLE 9

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in Article 4 and Article 5 shall survive the Closing Date for a period of 24 months.

ARTICLE 10

GENERAL PROVISIONS

10.1	Waiver of Terms

Except as otherwise permitted or required hereunder, any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof only by a written notice signed by the party or parties waiving such terms or conditions.

10.2	Amendment of Agreement

Except as otherwise permitted or required hereunder, this Agreement may be amended, supplemented or interpreted at any time only by written instrument duly executed by each of the Sapientia Shareholders, Sapientia and BriaCell.

10.3	Payment of Expenses

The Sapientia Shareholders and BriaCell shall each pay their or its own expenses, including, without limitation, the expenses of their or its own counsel, investment bankers and accountants, incurred in connection with the preparation, execution and delivery of this Agreement and the other agreements and documents referred to herein and the consummation of the transactions contemplated hereby and thereby.

10.4	Contents of Agreement, Parties in Interest, Assignment

This Agreement and the other agreements and documents referred to herein set forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings between the parties regarding the subject matter hereof are superseded by this Agreement. All representations, warranties, covenants, terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.

10.5	Independent Legal Advice

EACH OF THE PARTIES TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT BENNETT JONES LLP HAS ACTED AS COUNSEL ONLY TO BRIACELL AND THAT BENNETT JONES LLP IS NOT PROTECTING THE RIGHTS AND INTERESTS OF SAPIENTIA OR THE SAPIENTIA SHAREHOLDERS. SAPIENTIA AND THE SAPIENTIA SHAREHOLDERS ACKNOWLEDGE AND AGREE THAT BRIACELL AND BENNETT JONES LLP HAVE GIVEN THEM THE OPPORTUNITY TO SEEK INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND, FURTHER, THE SAPIENTIA SHAREHOLDERS HEREBY REPRESENT AND WARRANT TO THE ACQUIROR, BRIACELL, SAPIENTIA, AND BENNETT JONES LLP THAT THEY HAVE SOUGHT INDEPENDENT LEGAL ADVICE OR WAIVE SUCH ADVICE.

10.6	Notices

All notices, requests, demands and other communications required or permitted to be given hereunder shall be by hand-delivery, e-mail, certified or registered mail, return receipt requested; telex, telecopier, or next day air courier to the parties set forth below. Such notices shall be deemed given: at the time personally delivered, if delivered by hand; three days after deposit in the Canadian mail, if sent by registered mail; upon delivery, with receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by courier.

If to BriaCell or the Acquiror:

Suite 300 – 235 15th Street

West Vancouver, British Columbia V7T 2X1

Attention:	Dr. Saied Babaei, Chairman

E-mail:	sbabaei@briacell.com

With a copy to:

Bennett Jones LLP

100 King Street West

One First Canadian Place, Suite 3400

Toronto, Ontario M4X 1A4

Attention:	Aaron Sonshine, Partner

E-mail:	sonshinea@bennettjones.com

If to Sapientia and the Sapientia Shareholders:

Suite 303 - 2015 N. Federal Hwy

Delray Beach, Florida 33483

Attention:	Dr. William Williams

E-mail:	wiliams@briacell.com

Any party hereto may change its notice address by proper notice to the other parties.

10.7	Severability

In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

10.8	Counterparts

This Agreement may be executed (by original, fax or other electronic transmission) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.9	Headings

The headings of the Sections and the subsections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

10.10	Governing Law; Jurisdiction

This Agreement shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the Province of British Columbia and applicable laws of Canada.

10.11	Attornment

The parties each attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

10.12	Instruments of Further Assurance

Each of the parties hereto agrees, upon the request of any of the other parties hereto, from time to time to execute and deliver to such other party or parties all such instruments and documents of further assurance or otherwise as shall be reasonable under the circumstances, and to do any and all such acts and things as may reasonably be required to carry out the obligations of such requested party hereunder.

10.13	Currency

All monetary amounts expressed in this Agreement and all payments required by this Agreement are and shall be in Canadian dollars.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first above written.

SIGNED, SEALED & DELIVERED

in the presence

Witness	Dr. William Williams

Witness	James Hoffman

Witness	Martin Schmieg

Witness	Douglas Faller

Witness	Robert Williams

Witness	Edward McKeever

Witness	Susan Erickson Viitanen

Witness	Shui He

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

Witness	Kevin Hou

Witness	John Hand

Witness	Mike Tomas

Witness	James Seibold

Witness	Maria Trojanowska

Witness	Steven Krivicich

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

BRIACELL THERAPEUTICS CORP.

Per:
Authorized Signing Officer

SAPIENTIA PHARMACEUTICALS, INC.

Per:
Authorized Signing Officer

Signature Page to Share Exchange Agreement

EXHIBIT “A”

1.	Dr. William Williams

2.	James Hoffman

3.	Martin Schmieg

4.	Douglas Faller

5.	Robert Williams

6.	Edward McKeever

7.	Susan Erickson Viitanen

8.	Shui He

9.	Kevin Hou

10.	John Hand

11.	Mike Tomas

12.	James Seibold

13.	Maria Trojanowska

14.	Steven Krivicich

SCHEDULE 2.1(A)

SAPIENTIA SHARES

Name of Sapientia Shareholder	Sapientia Shares Owned	Percentage of Total Sapientia Shares Owned

Dr. William Williams	2,052,653	49.5%

James Hoffman	1,051,000	25.4%

Martin Schmieg	120,000	2.9%

Douglas Faller	406,750	9.8%

Robert Williams	406,750	9.8%

Edward McKeever	5,000	0.1%

Susan Erickson Viitanen	5,000	0.1%

Shui He	10,000	0.2%

Kevin Hou	10,000	0.2%

John Hand	10,000	0.2%

Mike Tomas	10,000	0.2%

James Seibold	6,000	0.1%

Maria Trojanowska	50,000	1.2%

Steven Krivicich	1,000	0.0%

TOTAL:	4,144,153	100%

SCHEDULE 3.9

CONTRACTS

1.	License Agreement dated March 16, 2017 by and between Sapientia Pharmaceuticals, Inc. and Faller & Williams Technology LLC.

SCHEDULE 3.13

PATENTS, ETC.

1.	U.S. Provisional Application No. 61/703,081 entitle “PKC Delta Inhibitors for use as Therapeutics” filed 19 September 2012 .

2.	International Application No. PCT/US2013/60638 entitled “PKC Delta Inhibitors for use as Therapeutics” filed 19 September 2013.

3.	U.S. Patent No. 9,364,460 entitled “PKC Delta Inhibitors for use as Therapeutics” issued 14 June 2016.

4.	U.S. Patent Application No. 15/148,420 entitled “PKC Delta Inhibitors for use as Therapeutics” filed 06 May 2016.

5.	U.S. Patent Application No. 15/425,381 entitled “PKC Delta Inhibitors for use as Therapeutics” filed 06 February 2017.

6.	EP Patent Application No. 13839158.6 “PKC Delta Inhibitors for use as Therapeutics” filed 25 March 2015.